                                                                    Exhibit 4(g)

                     SALOMON BROTHERS SERIES FUNDS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SB  0000                                                                ***00***

CAPITAL STOCK                                                      CAPITAL STOCK

ACCOUNT KD.

109-0000000000                                                   CUSIP 79549D640


THIS IS TO CERTIFY THAT:


                                   JOHN DOE


is the owner of              *** ZERO SHARES ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE EACH
                           OF THE CAPITAL STOCK OF

SAL BROS ASIA GROWTH FUND
CLASS A (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented and the Bylaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the Facsimile signatures of its duty authorized officers.


          Dated: MARCH 5, 1996

                      SALOMON BROTHERS SERIES FUNDS INC
                                  CORPORATE
                                     SEAL
                                     1990
                                   MARYLAND
                                      *

                                        COUNTERSIGNED and REGISTERED:
                                           THE SHAREHOLDER SERVICES GROUP, INC.
                                           a subsidiary of First Data
                                           Corporation, Transfer Agent
                                           (Boston, Massachusetts)



        [sig]                   [sig]                   BY
CHAIRMAN OF THE BOARD         SECRETARY                     AUTHORIZED SIGNATURE

                     SALOMON BROTHERS SERIES FUNDS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SB  0000                                                                ***00***

CAPITAL STOCK                                                      CAPITAL STOCK

ACCOUNT KD.

209-0000000000                                                   CUSIP 79549D632


THIS IS TO CERTIFY THAT:


                                   JOHN DOE


is the owner of              *** ZERO SHARES ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE EACH
                           OF THE CAPITAL STOCK OF

SAL BROS ASIA GROWTH FUND
CLASS B (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented and the Bylaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


        Witness the facsimile seal of the Corporation and the Facsimile signatures of its duty authorized officers.


          Dated: MARCH 5, 1996

                      SALOMON BROTHERS SERIES FUNDS INC
                                  CORPORATE
                                     SEAL
                                     1990
                                   MARYLAND
                                      *

                                        COUNTERSIGNED and REGISTERED:
                                           THE SHAREHOLDER SERVICES GROUP, INC.
                                           a subsidiary of First Data
                                           Corporation, Transfer Agent
                                           (Boston, Massachusetts)



        [sig]                   [sig]                   BY
CHAIRMAN OF THE BOARD         SECRETARY                     AUTHORIZED SIGNATURE

                     SALOMON BROTHERS SERIES FUNDS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SB  0000                                                                ***00***

CAPITAL STOCK                                                      CAPITAL STOCK

ACCOUNT KD.

309-0000000000                                                   CUSIP 79549D624


THIS IS TO CERTIFY THAT:


                                   JOHN DOE


is the owner of              *** ZERO SHARES ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE EACH
                           OF THE CAPITAL STOCK OF

SAL BROS ASIA GROWTH FUND

CLASS C (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented and the Bylaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.


        Witness the facsimile seal of the Corporation and the Facsimile signatures of its duty authorized officers.


          Dated: MARCH 5, 1996

                      SALOMON BROTHERS SERIES FUNDS INC
                                  CORPORATE
                                     SEAL
                                     1990
                                   MARYLAND
                                      *

                                        COUNTERSIGNED and REGISTERED:
                                           THE SHAREHOLDER SERVICES GROUP, INC.
                                           a subsidiary of First Data
                                           Corporation, Transfer Agent
                                           (Boston, Massachusetts)



        [sig]                   [sig]                   BY
CHAIRMAN OF THE BOARD         SECRETARY                     AUTHORIZED SIGNATURE

                     SALOMON BROTHERS SERIES FUNDS, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

SB  0000                                                                ***00***

CAPITAL STOCK                                                      CAPITAL STOCK

ACCOUNT KD.

009-0000000000                                                   CUSIP 79549D616


THIS IS TO CERTIFY THAT:


                                   JOHN DOE


is the owner of              *** ZERO SHARES ***

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE EACH
                           OF THE CAPITAL STOCK OF

SAL BROS ASIA GROWTH FUND

CLASS O (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented and the Bylaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the Facsimile signatures of its duty authorized officers.


          Dated: MARCH 5, 1996

                      SALOMON BROTHERS SERIES FUNDS INC
                                  CORPORATE
                                     SEAL
                                     1990
                                   MARYLAND
                                      *

                                        COUNTERSIGNED and REGISTERED:
                                           THE SHAREHOLDER SERVICES GROUP, INC.
                                           a subsidiary of First Data
                                           Corporation, Transfer Agent
                                           (Boston, Massachusetts)



        [sig]                   [sig]                   BY
CHAIRMAN OF THE BOARD         SECRETARY                     AUTHORIZED SIGNATURE